UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2004

ZILA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-17521	86-0619668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5227 North 7th Street, Phoenix, Arizona 85014-2800
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code       (602) 266-6700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form is intended to simultaneously satisfy the filing obligation of the registrant under the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFD 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

     On October 14, 2004, Zila, Inc. issued a press release providing certain financial information for the quarter and for the fiscal year ended July 31, 2004. A copy of the press release is furnished with this filing as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

                          99.1       Press release dated October 14, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZILA, INC.
Dated: October 14, 2004	By:	/s/ Douglas D. Burkett, Ph.D.
Douglas D. Burkett, Ph.D.
Chairman of the Board, President and Chief Executive Officer

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